Exhibit 10.4.2

I.A.2

Contract No. MA-13779

FORM OF AMENDMENT NO. 1 TO
COMMITMENT TO GUARANTEE OBLIGATIONS

THIS AMENDMENT NO. 1 TO COMMITMENT TO GUARANTEE OBLIGATIONS, dated as of January     , 2004 (this “Amendment”) made and entered into by the UNITED STATES OF AMERICA (the “United States”), represented by the SECRETARY OF TRANSPORTATION, acting by and through the MARITIME ADMINISTRATOR (the “Secretary”), and accepted on said date by K-SEA TRANSPORTATION PARTNERS L.P., a Delaware limited partnership (“K-Sea LP” or “Parent Company”), and K-SEA OPERATING PARTNERSHIP L.P., a Delaware limited partnership (“K-Sea OLP” or the “Shipowner”).  Except to the extent otherwise expressly defined herein, capitalized terms have the meanings set forth in Schedule X to the Restated Security Agreement, Contract No. MA-13781 (the “Restated Security Agreement”), dated as of the date hereof, by and among     K-Sea LP, K-Sea OLP and the Secretary.

RECITALS:

WHEREAS:

A.            K-Sea Transportation LLC, a Delaware limited liability company (“K-Sea LLC”), and EW Holding Corp., a New York corporation (“EW Holding”), are parties to that certain Commitment to Guarantee Obligations, Contract No. MA-13779, dated June 7, 2003 (the “Guarantee Commitment”), made and entered into by the United States, acting by and through the Secretary, and accepted on said date by K-Sea LLC and EW Holding;

B.            K-Sea LLC and EW Holding authorized the issuance of, and executed and delivered, obligations designated “United States Government Guaranteed Ship Financing Obligations, K-Sea Series 2002-1, 2002-2, 2002-3 and 2002-4” in an aggregate principal amount of Forty Million Four Hundred Forty-One Thousand United States Dollars ($40,441,000) (generally referred to as the “Title XI Financing”) to finance a portion of the cost of construction of DBL 101, O.N. 1119760 (“DBL 101”), DBL 81, O.N. 1132231 (“DBL 81”), DBL 82, O.N. 1137538 (“DBL 82”), and Hull No. 422, to be known as DBL 102 (collectively with DBL 101, DBL 81 and DBL 82, the “Vessels”, and each, a “Vessel”);

C.            The Shipyard delivered DBL 101 to EW Holding on July 23, 2002, and DBL 101 has been documented in the name of EW Holding under the laws of the United States; the Shipyard delivered DBL 81 to K-Sea LLC on February 5, 2003, and DBL 81 has been documented in the name of K-Sea LLC under the laws of the United States; the Shipyard delivered DBL 82 to K-Sea LLC on June 27, 2003, and DBL 82 has been documented in the name of K-Sea LLC under the laws of the United States (DBL 101, DBL 81 and DBL 82 are herein referred to as the “Delivered Vessels”).  Contemporaneously with its respective delivery by the Shipyard, each Delivered Vessel was chartered to K-Sea Transportation Corp., a New York corporation (“K-Sea Transportation”), pursuant to a bareboat charter approved by the Secretary;

D.            The Shipyard has under construction Hull No. 422, to be known as DBL 102 (the “Remaining Vessel”), expected to be delivered to K-Sea OLP on or about January 2004, and upon delivery, the Remaining Vessel will be documented in the name of K-Sea OLP, as Shipowner, under the laws of the United States;

E.             With the Secretary’s consent and in connection with the initial public offering of common units representing limited partner interests in K-Sea LP on the date hereof and all transactions and agreements contemplated or incidental thereto, including the execution of the Contribution, Conveyance and Assumption Agreement dated as of the date hereof (the “Contribution Agreement”) by and among K-Sea LLC, EW Holding, K-Sea Acquisition Corp., a Delaware corporation, and K-Sea Transportation (collectively, the “Original K-Sea Entities”), K-Sea Investors L.P., a Delaware limited partnership, K-Sea LP and K-Sea OLP and the performance of the terms and transactions set forth in the Contribution Agreement (collectively, the “MLP Transaction”), by assumption, merger and operation of law K-Sea LP and K-Sea OLP simultaneously herewith have succeeded to substantially all of the interests and obligations of the Original K-Sea Entities including, without limitation, the Obligations, the documents and instruments referenced in the Secretary’s action dated January       , 2004 by the Secretary with respect to the MLP Transaction (the “Secretary’s Consent”), and the Vessels;

F.             The transfer of title to the Delivered Vessels is subject to the existing first preferred mortgage liens in favor of the Secretary, and such liens will be assumed and restated by K-Sea OLP in accordance with the Assumption of Mortgage, Security Agreement and Secretary’s Note (OLP DBL 101), the Assumption of Mortgage, Security Agreement and Secretary’s Note (OLP DBL 81, DBL 82) and the Mortgage.  The transfer to K-Sea OLP of any other security in favor of the Secretary is subject to the existing first priority security interest in favor of the Secretary;

G.            As set forth in the Secretary’s Consent, each of K-Sea LP and K-Sea OLP, jointly and severally, specifically is assuming all of the respective rights and obligations of each of the Original K-Sea Entities with respect to the Title XI Financing;

H.            Pursuant to the Guarantee Commitment, the United States, acting by and through the Secretary, guaranteed certain amounts specified in the Guarantee Commitment in connection with the Title XI Financing; and

I.              The parties hereto desire to amend the Guarantee Commitment and, in the case of K-Sea LP and K-Sea OLP, to obtain the consent of the Secretary, as required by Section VI of the Guarantee Commitment.

NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I.                  Assumption and Consent

SECTION 1.  Assumption of Guarantee Commitment.  Pursuant to Articles V and VI of the Guarantee Commitment, K-Sea LP and K-Sea OLP, jointly and severally, hereby expressly assume all of the respective former, present and future obligations, duties, right, title and interest of the Original K-Sea Entities in and to the Title XI Financing, together with all documents and instruments evidencing any such obligations, duties, right, title and interest thereto, and K-Sea LP and K-Sea OLP expressly agree, jointly and severally, specifically to perform all of the respective agreements and obligations of K-Sea LLC and EW Holding under the Guarantee Commitment as amended hereby.

SECTION 2.  Secretary’s Consent.  The United States, acting through the Secretary (i) having by the Secretary’s Consent acknowledged, consented and agreed to the MLP Transaction; (ii) having by the Secretary’s Consent acknowledged, consented and agreed that K-Sea LP, K-Sea OLP and their direct and indirect subsidiaries, together with each of the Original K-Sea Entities, may enter into such documents or agreements that are reasonably related to the MLP Transaction; and (iii) having granted all consents necessary to be obtained under the Title XI Financing, including without limitation, its consent and approval as required under Articles V and VI of the Guarantee Commitment, hereby (a) releases K-Sea LLC and EW Holding from the Guarantee Commitment, and (b) agrees that from and after the date hereof, the Guarantee Commitment shall be assumed by K-Sea LP and K-Sea OLP and amended by this Amendment.

ARTICLE II.                Amendments to Guarantee Commitment

SECTION 1.  Rules of Interpretation and Definitions.  As of, and with effect from, the date hereof (the “MLP Closing Date”), the Guarantee Commitment is amended as follows:

(a)           the expressions “the Guarantee Commitment”, “this Guarantee Commitment”, “hereof” and “hereunder” shall be construed, wherever they appear in the Guarantee Commitment and wherever the context so permits, to mean the Guarantee Commitment as amended by this Amendment;

(i)            the expressions “EW Holding” and “K-Sea” shall be construed, wherever either appears in the Guarantee Commitment, to mean collectively K-Sea LP and K-Sea OLP, jointly and severally as joint and several successors in interest to K-Sea LLC and EW Holding provided, however, where the context refers either to K-Sea LLC or EW Holding solely in its capacity as a shipowner, such reference shall be deemed to mean and refer to K-Sea OLP alone; and

(ii)           the expressions “the Shipowners” or “any Shipowner” shall be construed, wherever it appears in the Guarantee Commitment, to mean K-Sea OLP, as Shipowner and as successor in interest to K-Sea LLC and EW Holding in such capacity.

(b)           With effect from the date hereof, all references to the Guarantee Commitment contained in any documents delivered under or pursuant to the Guarantee Commitment shall be construed as references to the Guarantee Commitment as amended by the terms of this Amendment and as it may be further amended, modified or supplemented from time to time.

ARTICLE III.               Conditions to Execution and Delivery of this Amendment

The obligation of the Secretary to execute and deliver this Amendment is subject to the following conditions having been met or being met simultaneously herewith on the date hereof, unless waived in writing by the Secretary:

(a)           The MLP Transaction as described in the Secretary’s Consent shall have closed or shall close simultaneously with this Amendment and the proceeds thereof shall have been paid to or shall be paid simultaneously with this Amendment to the order of K-Sea LP;

(b)           Each of the Original K-Sea Entities, if necessary, and K-Sea LP and K-Sea OLP shall have entered into documentation providing for the assumptions, mergers and operations of law as set forth in the Secretary’s Consent;

(c)           K-Sea OLP shall have executed and delivered to the Secretary the Assumption of Construction Contract, subject to the first priority security interest of the Secretary, and the Shipyard shall have executed the Consent of Shipyard;

(d)           The Original K-Sea Entities, K-Sea LP, K-Sea OLP and the Secretary, as required, shall have executed and delivered the following documents, each document or instrument being in form and substance satisfactory to each of the Original K-Sea Entities, K-Sea LP, K-Sea OLP and the Secretary, and if a party thereto, the Indenture Trustee and the Depository:

(i)            Restated Security Agreement, including Schedule X definitions;

(ii)           Restated Title XI Reserve Fund and Financial Agreement;

(iii)          Supplemental Indenture No. 1, including Schedule A definitions;

(iv)          Assumption of Secretary’s Note;

(v)           Obligations;

(vi)          Assumption of Mortgage, Security Agreement and Secretary’s Note (OLP DBL 101); Assumption of Mortgage, Security Agreement and Secretary’s Note (OLP DBL 81, DBL 82);

(vii)         Restated First Preferred Fleet Mortgage (the “Mortgage”) from K-Sea OLP in favor of the Secretary respecting DBL 101, DBL 81 and DBL 82;

(viii)        Additional Mortgage;

(ix)           Assumption of Depository Agreement;

(x)            Termination of Depository Agreement (Segregated Account); and

(xi)           Acknowledgement regarding Bareboat Charters respecting DBL 101, DBL 81 and DBL 82;

(e)           The Secretary shall have received two executed original counterparts of all documents delivered by K-Sea LP and K-Sea OLP, the Indenture Trustee or the Depository in connection with this Amendment;

(f)            K-Sea LP and K-Sea OLP shall have caused:

(i)            K-Sea Transition4 Corp., a Texas corporation (“Corp #4”), to execute and deliver the Assumption of Mortgage, Security Agreement and Secretary’s Note (Corp4 DBL 101);

(ii)           K-Sea LP4, L.P., a Texas limited partnership (“LP #4”), to execute and deliver the Assumption of Mortgage, Security Agreement and Secretary’s Note (LP4 DBL 101);

(iii)          K-Sea LP1, L.P., a Texas limited partnership (“LP #1”), to execute and deliver the Assumption of Mortgage, Security Agreement and Secretary’s Note (LP1 DBL 81, DBL 82);

(iv)          K-Sea LP2, L.P., a Texas limited partnership (“LP #2”), to execute and deliver the Assumption of Mortgage, Security Agreement and Secretary’s Note (LP2 DBL 81, DBL 82); and

(v)           One or more Letters of Credit to be issued and delivered to the Secretary in an amount equal to the difference between $8,000,000 and the amount of Additional Deposits.

(g)           The Secretary shall have received a letter agreement from K-Sea LP and K-Sea OLP to provide the Secretary within a reasonable time after the MLP Closing Date, with eight conformed copies of this Amendment and each of the Appendices and Exhibits thereto executed on or prior to such date;

(h)           Each of K-Sea LP and K-Sea OLP shall have furnished to the Secretary on the date hereof an affidavit complying with the requirements of 46 CFR 355, demonstrating U.S. citizenship;

(i)            Each of K-Sea LP and K-Sea OLP shall have executed an Officer’s Certificate representing and warranting the truth of the following statements as of the MLP Closing Date:

(1)           each of the representations and warranties set out at Section 2.01 of the General Provisions of the Security Agreement; and

(2)           each of K-Sea LP and K-Sea OLP is not in violation of any Federal laws having a substantial adverse effect on the interest of the United States of America under the Title XI Financing and the consummation of the transactions contemplated by this Amendment complies in all material respects with non-Title XI Federal law;

(j)            K-Sea LP and K-Sea OLP shall have complied in all material respects with its agreements under this Amendment;

(k)           There shall not have occurred any event which constitutes (or after any period of time or any notice, or both, would constitute) a “Default” under the Security Agreement, unless waived by the Secretary;

(l)            There shall have been delivered to the Secretary by K-Sea LP and K-Sea OLP an opinion of counsel substantially in the form attached hereto;

(m)          On the MLP Closing Date immediately after the MLP Transaction, the qualifying requirements set forth in Section 10 of the Financial Agreement shall have been complied with and certified to as required therein;

(n)           Prior to the MLP Closing Date, there shall have been delivered to the Secretary pro forma consolidated balance sheets for the Consolidated Group, certified by an officer of K-Sea LP showing, among other things, all non-Title XI debt of K-Sea LP and K-Sea OLP;

(o)           Each of the Delivered Vessels shall have been re-documented under the laws of the United States in the name of K-Sea OLP as owner thereof free and clear of all liens of record other than the Mortgage;

(p)           At least ten (10) days prior to the MLP Closing Date, K-Sea LP and K-Sea OLP shall have provided the Secretary with satisfactory evidence of marine insurance as required by the Restated Security Agreement;

(q)           On or prior to the MLP Closing Date, the Assumption of Mortgage, Security Agreement and Secretary’s Note (Corp4 DBL 101); Assumption of Mortgage, Security Agreement and Secretary’s Note (LP4 DBL 101); Assumption of Mortgage, Security Agreement and Secretary’s Note (OLP DBL 101); Assumption of Mortgage, Security Agreement and Secretary’s Note (LP1 DBL 81, DBL 82); Assumption of Mortgage, Security Agreement and Secretary’s Note (LP2 DBL 81, DBL 82); Assumption of Mortgage, Security Agreement and Secretary’s Note (OLP DBL 81, DBL 82); the Mortgage and the Additional Mortgage, shall have been filed for recording in the National Vessel Documentation Center of the U.S. Coast Guard (the “NVDC”) so that the Mortgage respecting the Delivered Vessels and the Additional Mortgage respecting the Additional Vessels shall be maintained and fully perfected;

(r)            On or prior to the MLP Closing Date, K-Sea LP and K-Sea OLP shall have delivered or deposited the Additional Availability of Funds in the aggregate amount of Eight Million Dollars ($8,000,000) to the Title XI Reserve Fund in accordance with the terms of Section 6 of the Financial Agreement;

(s)           K-Sea LP and K-Sea OLP shall have paid to the Secretary an assumption fee [of $                        ] respecting the exchange of the Obligations in accordance with the terms of the Act;

(t)            K-Sea LP and K-Sea OLP shall have granted or caused to be granted to the Secretary a fully perfected, first priority security interest in each of the assets that constitute the Security; and each shall duly effect the filing of a Uniform Commercial Code financing statement (UCC-1) with the Secretary of State of the State of Delaware to perfect the Secretary’s interests in the Security;

(u)           On or prior to the MLP Closing Date, CIT, GATX, Fifth Third and Maritrans shall have executed all releases, terminations and consents evidencing the payment and complete satisfaction of all current obligations by the Original K-Sea Entities.

(v)           CIT, KeyBank, K-Sea LP and K-Sea OLP shall have executed the Revolving Credit Facility dated as of the MLP Closing Date.

ARTICLE IV.               Continuation in Effect

Except as expressly amended by this Amendment, the Guarantee Commitment shall remain in full force and effect.

ARTICLE V.                Counterparts

This Amendment may be executed in any number of counterparts.  All such counterparts shall be deemed to be originals, and together shall constitute but one and the same instrument.

ARTICLE VI.               Governing Law

THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE UNITED STATES OF AMERICA, TO THE EXTENT APPLICABLE, AND OTHERWISE IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

[signatures on next page]

IN WITNESS WHEREOF, this Amendment No. 1 to Commitment to Guarantee Obligations has been executed by the parties hereto as of the day and year first above written.

UNITED STATES OF AMERICA, SECRETARY OF TRANSPORTATION

BY: MARITIME ADMINISTRATION

BY:
Secretary
Maritime Administration

Attest:

K-SEA TRANSPORTATION PARTNERS L.P., by its general partner K-Sea General Partner L.P., by its general partner K-Sea General Partner GP LLC

BY:
Name: John J. Nicola
Title: Chief Financial Officer

Attest:

K-SEA OPERATING PARTNERSHIP L.P., by its general partner K-Sea OLP GP, LLC

BY:
Name: John J. Nicola
Title: Chief Financial Officer

Attest: